SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 22, 1999
                     (date of earliest event reported)

                       PNC MORTGAGE SECURITIES CORP.
                  as Depositor and Master Servicer under a
                       Pooling and Servicing Agreement
                        dated as of December 1, 1999
                        providing for the issuance of

                               $375,741,325

                    MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1999-12

                Delaware           333-72879         94-2528990

                (State or other    (Commission       (IRS Employer
                jurisdiction of    File Number       Identification
                Incorporation)                       Number)

                             75 NORTH FAIRWAY DRIVE
                         VERNON HILLS, ILLINOIS  60061

                   (Address of principal executive offices)

             Registrant's telephone number, including acrea code:

                               (847) 549-6500

Item 1.  Changes in Control of Registrant.  Not applicable.

Item 2.  Acquisition or Disposition of Assets.  Not applicable.

Item 3.  Bankruptcy or Receivership.  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not applicable.

Item 5.  Other Events.  Not applicable.

Item 6.  Resignation of Registrant's Directors.  Not applicable.

Item 7.  Financial Statements and Exhibits.

         The following exhibit is furnished herewith:

              7.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of December 1, 1999.

Item 8.  Change in Fiscal Year.  Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S. Not applicable.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 6, 2000.

                                 PNC MORTGAGE SECURITIES CORP.
                                 (Registrant)

                                 By:  /s/Richard Careaga
                                      -------------------
                                      Second Vice President and
                                      Assistant General Counsel
                                      (Authorized Officer)